Exhibit 10.9

CALIFORNIA BANK OF COMMERCE

SPLIT-DOLLAR AGREEMENT

(By and Between California Bank of Commerce and Thomas A. Sa)

This CALIFORNIA BANK OF COMMERCE SPLIT-DOLLAR AGREEMENT (“Agreement”) was executed on January 14, 2020 (“Execution Date”) by and between California Bank of Commerce, a California banking corporation having its main office in Lafayette, California (the “Bank” or “Employer”), and Thomas A. Sa, an individual (“Insured”) and was effective as of June 1, 2019. Wherefore, the parties agree as follows:

R E C I T A L S:

A. Insured is currently an executive of the Bank and provides valuable service to the Bank.

B. The Bank desires to provide Insured with certain death benefits under a life insurance policy or polices purchased by the Bank on the life of Insured.

NOW, THEREFORE, the parties hereto, for and in consideration of the mutual promises contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, do hereby agree as follows:

1. This Agreement pertains to the life insurance policy or policies (the “Policy”) listed on Exhibit A, attached and made a part hereto.

2. Ownership of Policy. The Bank (or the trustee in the event a Rabbi Trust is established at the direction of the Bank) shall own all of the right, title and interest in the Policy and shall control all rights of ownership with respect thereto. The Bank, in its sole discretion, may exercise its right to borrow against or withdraw the cash value of the Policy, but only pursuant to an enforceable order at law or from any regulatory body having jurisdiction over the Bank. In the event coverage under the Policy is increased by the Bank, such increased coverage shall be subject to all of the rights, duties and obligations set forth in this Agreement.

3. Designation of Beneficiary. Insured may designate one or more beneficiaries (on the Beneficiary Designation Form attached hereto as Exhibit B) to receive that portion of the death benefit under the Policy set forth herein below in paragraph 6(a) (the “Death Benefit”), subject to any right, title or interest the Bank may have in such proceeds as provided herein. In the event Insured fails to designate a beneficiary, any benefits payable pursuant hereto shall be paid to the estate of Insured.

4. Maintenance of Policy. It is the Bank’s intention to maintain a life insurance policy for the benefit of the Insured during the Insured’s employment with the Bank. Accordingly, the Bank shall be responsible for making any required premium payments and to take all other actions within the Bank’s reasonable control in order to keep the Policy in full force and effect; provided, however, that the Bank must replace the Policy with a comparable policy or policies so long as Insured’s beneficiaries will be entitled to receive an amount of death proceeds under Section 6 substantially equal to those that the beneficiaries would be entitled to if the original Policy were to remain in effect. If any such replacement is made, all references herein to the “Policy” shall thereafter be references to such replacement policy or policies. If the Policy contains any premium waiver provision, any such waived premiums shall be considered for the purposes of this Agreement as having been paid by the Bank. The Bank shall be under no obligation to set aside, earmark or otherwise segregate any funds with which to pay its obligations under this Agreement, including, but not limited to, payment of Policy premiums. The parties acknowledge that as of the Execution Date all Policy premiums have been paid in full.

(a) Notwithstanding anything in this Agreement to the contrary, in the event that for any reason:

(i) The Insurer as defined in Exhibit A, or any successor Insurer or substitute or replacement Insurer denies a claim under the Policy;

(ii) The Insurer or any successor Insurer or substitute or replacement Insurer fails to pay a claim under the Policy, including but not limited to as a result of the bankruptcy, insolvency or other similar proceeding being instituted by or against the Insurer or any successor Insurer or substitute or replacement Insurer; or

(iii) No death benefits have been paid under the Policy to Bank (or to the extent of any endorsement agreed to by Bank to the Insured, the Insured’s estate or the Beneficiaries);

then no amounts shall be due hereunder by Bank to Insured, Insured’s estate or beneficiaries. Insured and all beneficiaries hereby and will in the future, hold Bank harmless from any payment obligation hereunder to the extent an event described in subsections (i), (ii) or (iii) occurs or a claim under the Policy has not been paid for any reason by the Insurer or death benefits have not been paid under the Policy to Bank (or to the extent of any endorsement agreed to by Bank to the Insured, the Insured’s estate or the beneficiaries) by Insurer. This hold harmless provision shall not preclude nor prevent Insured and his beneficiaries from seeking any recoveries from or against Insurer.

(b) It is the intent of the parties that this Agreement provides for a death benefit only and provides Insured with no retirement or deferred compensation benefits or rights. In addition, it is the intent of the parties that this Agreement shall provide a benefit only while Insured is employed by the Bank, and this Agreement shall terminate upon Insured’s termination of employment in accordance with the provisions of Paragraph 9(a)(iii).

(c) It is the intent of the parties that any of Insured’s rights to payment hereunder shall be funded solely from the Policy proceeds and Bank shall have no liability or obligation to Insured in the event of non-payment of Policy death proceeds or default of Insurer for any reason, unless such non-payment is solely due to the action or inaction of the Bank.

5. Reporting Requirements. The Bank will report on an annual basis to Insured the economic benefit attributable to this Agreement on IRS Form W-2, or if applicable Form 1099, so that Insured can properly include said amount in his taxable income. Insured agrees to accurately report and pay all applicable taxes on such amount as income reportable hereunder to Insured.

6. Policy Proceeds. Subject to Section 9, upon the death of Insured, the Death Benefit and other proceeds of the Policy shall be determined and paid in the following manner:

(a) In the event the Insured has not terminated employment with the Bank at the time of death and has not become entitled to receive a benefit pursuant to the provisions of the Executive Supplemental Compensation Agreement which was executed by the parties on January ___, 2020 (“SERP”), then Insured’s beneficiary(ies) designated in accordance with Section 3 shall be entitled to an amount equal to the following:

Step 1: Determine the lesser of (A) the greater of (x) $835,135 or (y) the then balance in the SERP’s ALB (as defined in the SERP) or (B) one hundred percent (100%) of the Net Amount-at-Risk. This shall be the amount Insured’s Beneficiary(ies) shall receive. The term “Net Amount-at-Risk” shall be defined as the total proceeds of the Policy less the cash value of the Policy.

In the alternative, in the event that the Insured has terminated employment with the Bank prior to the time of his death, then this Agreement shall have terminated pursuant to the terms of Paragraph 9(a)(iii), and neither Insured nor Insured’s designated beneficiaries shall be entitled to receive any amounts under this Agreement.

For the purposes of this Agreement, Insured will be considered to have terminated his employment when he has a “Separation from Service” or “terminates employment” within the meaning of Code Section 409A and any future notices or guidance related thereto.

(b) The Bank shall be entitled to any death proceeds payable under the Policy remaining after payment of the Death Benefit to the Insured’s beneficiary(ies) under Paragraph 6(a).

(c) The Bank and Insured shall share in any interest due on the death proceeds of the Policy on a pro rata basis based upon the amount of proceeds due each party divided by the total amount of proceeds, excluding any such interest.

7. Accelerated Benefit in the Event of Terminal or Chronic Illness. For the purposes of this Agreement, the term “Accelerated Benefit” shall mean amounts requested and received pursuant to any Policy(ies) rider permitting the policy owner or Insured access to portions of the eligible death benefit in the event the Insured is diagnosed with a chronic or terminal illness as required by the individual Policy(ies).

Provided Insured’s right to receive benefits under this Agreement has not terminated pursuant to the provisions of Section 9 herein, and provided the Policy(ies) provides for such option through an Accelerated Benefit or living benefit rider, Insured shall have the right to request, in writing, the full amount to which he is entitled under this Agreement, and subject to any further limitation on dollar amounts imposed by the Policy(ies). Any Accelerated Benefit paid to the Insured hereunder shall be deducted from any amounts to which Insured or his Beneficiary(ies) is (or may be) entitled pursuant to the provisions of Section 6 above. Neither Employer nor Corrigan & Company (PFIS) make any representations or warranties about the tax consequences of such a request for accelerated or living benefits.

In addition, and subject to the foregoing, at all times prior to the Insured’s death, the Bank shall be entitled to an amount equal to the Policy(ies)’s cash value, as that term is defined in the Policy(ies) contract, less any Policy loans, accelerated benefits and unpaid interest or cash withdrawals previously incurred by the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

8. Cash Surrender Value of the Policy. The “Cash Surrender Value of the Policy” shall be equal to the cash value of the Policy at the time of the Insured’s death or upon surrender of the Policy, as applicable, less (i) any policy or premium loans or withdrawals or any other indebtedness secured by the Policy, and any unpaid interest thereon, previously incurred or made by the Bank, and (ii) any applicable surrender charges, as determined by the Insurer or agent servicing the Policy.

9. Termination of Agreement.

(a) This Agreement shall terminate immediately upon the first to occur of the following:

(i) The distribution of the Death Benefit proceeds in accordance with Section 6 above;

(ii) The surrender or termination of the Policy by the Bank (A) pursuant to an enforceable order at law or from any regulatory body having jurisdiction over the Bank or (B) upon the asset represented by the Policy being classified as substandard by any regulatory body having jurisdiction over the Bank.

(iii) Insured’s termination of employment;

(iv) In addition, this Agreement shall also terminate in the event Insured requests and receives an Accelerated Benefit in an amount equal to the full amount he is (or may be) entitled to receive pursuant to the provisions of Section 6 above.

(b) Insured acknowledges and agrees that the termination of this Agreement pursuant to subsections (a)(ii) through (iv) above shall terminate any rights of the Insured’s Beneficiary(ies) to receive any Death Benefit proceeds of the Policy under this Agreement, and such termination shall be without any liability of any nature by Bank to Insured.

10. Assignment. Insured shall not make any assignment of Insured’s rights, title or interest in or to the Death Benefit whatsoever without the prior written consent of the Bank (which may be withheld for any reason or no reason in its sole and absolute discretion) and acknowledgment by the Insurer. The foregoing sentence shall not preclude nor prevent Insured from changing his beneficiary under the Policy in accordance with the terms of the Policy.

11. Administration.

(a) This Agreement shall be administered by the Compensation Committee of the Board of Directors of the Bank (the “Committee”).

(b) As the administrator of the Agreement, the Committee shall have the powers, duties and full discretion to:

(i) Construe and interpret the provisions of this Agreement;

(ii) Adopt, amend or revoke rules and regulations for the administration of this Agreement, provided they are not inconsistent with the provisions of this Agreement;

(iii) Provide appropriate parties with such returns, reports, descriptions and statements as may be required by law, within the times prescribed by law and to make them available to the Insured (or the Insured’s beneficiary) when required by law;

(iv) Take such other action as may be reasonably required to administer this Agreement in accordance with its terms or as may be required by law;

(v) Withhold applicable taxes and file with the Internal Revenue Service appropriate information returns with respect to any payments and/or benefits provided hereunder; and

(vi) Appoint and retain such persons as may be necessary to carry out its duties as administrator.

(c) The Bank shall be responsible for the management, control and administration of the Policy’s death proceeds. The Bank may, in its reasonable discretion, delegate certain aspects of its management and administrative responsibilities. If the Bank has a claim which it believes may be covered under the Policy, it will contact the Insurer in order to complete a claim form and determine what other steps need to be taken. The Insurer will evaluate and make a decision as to payment. If the claim is eligible for payment under the Policy, checks will be issued to the Bank and the Beneficiary(ies). If the Insurer determines that a claim is not eligible for payment under the Policy, the Bank may, in its sole discretion, contest such claim denial by contacting the Insurer in writing, but shall not be liable to Insured for any failure to contest such claim denial.

12. Claims Procedures.

(a) For purposes of these claims procedures, the Committee shall serve as the “Claims Administrator.”

(b) If the Insured or any beneficiary of the Insured should have a claim for benefits hereunder he or she shall file such claim by notifying the Claims Administrator in writing. The Claims Administrator shall make all determinations as to the right of any person or persons to a benefit hereunder, and the amount of such benefit, in its full and sole discretion. Benefit claims shall be made by the Insured, his beneficiary or beneficiaries or a duly authorized representative thereof (the “claimant”). All determinations of the Claims Administrator shall be binding upon the Insured, any claimant, and any person claiming through them.

If the claim is wholly or partially denied, the Claims Administrator shall provide written or electronic notice thereof to the claimant within a reasonable period of time, but not later than ninety (90) days after receipt of the claim. An extension of time for processing the claim for benefits is allowable if special circumstances require an extension, but such an extension shall not extend beyond one hundred eighty (180) days from the date the claim for benefits is received by the Claims Administrator. Written notice of any extension of time shall be delivered or mailed within ninety (90) days after receipt of the claim and shall include an explanation of the special circumstances requiring the extension and the date by which the Claims Administrator expects to render the final decision.

The notice of adverse benefit determination shall (i) specify the reason for the denial; (ii) reference the provisions of this Agreement on which the denial is based; (iii) describe the additional material or information, if any, necessary for the claimant to receive benefits and explain why such information is necessary; (iv) indicate the steps to be taken by the claimant if a review of the denial is desired, including the time limits applicable thereto; and (v) contain a statement of the claimant’s right to bring a civil action under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), in the event of an adverse determination on review.

If notice of the adverse benefit determination is not furnished in accordance with the preceding provisions of this Section, the claim shall be deemed denied and the claimant shall be permitted to exercise his right to review as set forth below.

(c) If a claim is denied and a review is desired, the claimant shall notify the Claims Administrator in writing within sixty (60) days after receipt of written notice of a denial of a claim. In requesting a review, the claimant may submit any written comments, documents, records, and other information relating to the claim, the claimant feels are appropriate. The claimant shall, upon request and free of charge, be provided reasonable access to, and copies of, all documents, records and other information “relevant” to the claimant’s claim for benefits. The Claims Administrator shall review the claim taking into account all comments, documents, records and other information submitted by the claimant, without regard to whether such information was submitted or considered in the initial benefit determination.

The Claims Administrator shall provide the claimant with written or electronic notification of the benefit determination upon review. In the event of an adverse benefit determination on review, the notice thereof shall (i) specify the reason or reasons for the adverse determination; (ii) reference the specific provisions of this Agreement on which the benefit determination is based; (iii) contain a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of all records and other information in the file and regarding claimant’s claim for benefits; and (iv) inform the claimant of the right to bring a civil action under the provisions of ERISA.

(d) After exhaustion of the claims procedure as provided herein, nothing shall prevent the claimant from pursuing any other legal or equitable remedy otherwise available, including the right to bring a civil action under Section 502(a) of ERISA, if applicable. Notwithstanding the foregoing, no legal action may be commenced or maintained against the Bank, the Board, the Committee, and any member of the Board or the Claims Administrator more than ninety (90) days after the claimant has exhausted the administrative remedies set forth in this Section 12.

(e) In the event a claim above is a claim for disability benefits, then the applicable time periods for notifying claimants regarding benefit determinations shall be reduced as required by 29 CFR 2560.503-1. Thus, the plan administrator shall provide notice to the claimant within a reasonable period of time, but not later than forty-five (45) days after receipt of the claim. This period may be extended by up to thirty (30) days, provided that the plan administrator both determines that such an extension is necessary due to matters beyond the control of the plan and notifies the claimant, prior to the expiration of the initial forty-five (45) day period, of the circumstances requiring the extension of time and the date by which the plan expects to render a decision. If, prior to the end of the first thirty (30) day extension period, the administrator determines that, due to matters beyond the control of the plan, a decision cannot be rendered within that extension period, the period for making the determination may be extended for up to an additional thirty (30) days, provided that the plan administrator notifies the claimant, prior to the expiration of the first thirty (30) day extension period, of the circumstances requiring the extension and the date as of which the plan expects to render a decision. In the case of any extension under this paragraph, the notice of extension shall specifically explain the standards on which entitlement to a benefit is based, the unresolved issues that prevent a decision on the claim, and the additional information needed to resolve those issues, and the claimant shall be afforded at least forty-five (45) days within which to provide the specified information. In addition to complying with such timing rules, a claim under this paragraph shall comply with all procedural requirements under ERISA, including but not limited to providing a detailed explanation for the denial in a language calculated to be understood by the Claimant, considering all submitted information regardless of whether submitted in the initial claim, avoiding conflicts of interest when making a determination, and advising of any statutory filing deadlines.

13. Confidentiality. Insured agrees that the terms and conditions of this Agreement, except as such may be disclosed in financial statements and tax returns, or in connection with estate planning, or otherwise required by state or federal securities laws or any regulatory authority, are and shall forever remain confidential, and Insured agrees that he shall not reveal the terms and conditions contained in this Agreement at any time to any person or entity, other than his financial and professional advisors unless required to do so by a court of competent jurisdiction.

14. Other Agreements. The benefits provided for herein for Insured are supplemental life insurance benefits and shall not be deemed to modify, affect or limit any salary or salary increases, bonuses, profit sharing or any other type of compensation of Insured in any manner whatsoever. No provision contained in this Agreement shall in any way affect, restrict or limit any existing employment agreement between the Bank and Insured, nor shall any provision or condition contained in this Agreement create specific rights of Insured or limit the right of the Bank to discharge Insured with or without cause. Except as otherwise provided therein, nothing contained in this Agreement shall affect the right of Insured to participate in or be covered by or under any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation, retirement or fringe benefit plan constituting any part of the Bank’s compensation structure whether now or hereinafter existing.

15. Withholding. Notwithstanding any of the provisions hereof, the Bank may withhold from any payment to be made hereunder or deemed reportable income such amount as it may be required to withhold under any applicable federal, state or other law, and transmit such withheld amounts to the applicable taxing authority, in accordance with Paragraph 11(b)(v) above.

16. Miscellaneous Provisions.

(a) Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

(b) Survival. The provisions of Sections 4(a), 13 and 16 of this Agreement shall survive the termination of this Agreement indefinitely, regardless of the cause of, or reason for, such termination.

(c) Construction. As used in this Agreement, the neuter gender shall include the masculine and the feminine, the masculine and feminine genders shall be interchangeable among themselves and each with the neuter, the singular numbers shall include the plural, and the plural the singular. The term “person” shall include all persons and entities of every nature whatsoever, including, but not limited to, individuals, corporations, partnerships, governmental entities and associations. The terms “including,” “included,” “such as” and terms of similar import shall not imply the exclusion of other items not specifically enumerated.

(d) Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be held to be invalid, illegal, unenforceable or inconsistent with any present or future law, ruling, rule or regulation of any court, governmental or regulatory authority having jurisdiction over the subject matter of this Agreement, such provision shall be rescinded or modified in accordance with such law, ruling, rule or regulation and the remainder of this Agreement or the application of such provision to the person or circumstances other than those as to which it is held inconsistent shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

(e) Governing Law. This Agreement is made in the State of California and shall be governed in all respects and construed in accordance with the laws of the State of California without regard to its conflicts of law principles, except to the extent superseded by the Federal laws of the United States.

(f) Binding Effect. This Agreement is binding upon the parties, their respective successors, permitted assigns, heirs and legal representatives. Without limiting the foregoing, the terms of this Agreement shall be binding upon Insured’s estate, administrators, personal representatives and heirs. This Agreement may be assigned by Bank to any party to which Bank assigns or transfers the Policy. This Agreement has been approved by the Committee and the Bank agrees to maintain an executed counterpart of this Agreement in a safe place as an official record of the Bank.

(g) [Omitted].

(h) Assignment of Rights. None of the payments provided for by this Agreement shall be subject to seizure for payment of any debts or judgments against the Insured or any beneficiary; nor shall the Insured or any beneficiary have any right to transfer, modify, anticipate or encumber any rights or benefits hereunder; provided, however, that the undistributed portion of any benefit payable hereunder shall at all times be subject to set-off for debts owed by Insured to Bank.

(i) Entire Agreement. This Agreement (together with its exhibits, which are incorporated herein by reference) constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, agreements and understandings, whether oral or written, relating to the subject matter hereof.

(j) Notice. Any notice to be delivered under this Agreement shall be given in writing and delivered by hand, or by first class, certified or registered mail, or by nationally-recognized overnight delivery service, postage prepaid, addressed to the Bank or the Insured, as applicable, at the address for such party set forth below or such other address designated by notice.

Bank:	California Bank of Commerce
1300 Clay Street, Suite 500
Oakland, CA 94612

Attn: President & Chief Executive Officer

Insured:	Thomas A. Sa

Compensation	c/o California Bank of Commerce
Committee:	1300 Clay Street, Suite 500
Oakland, CA 94612

Such notice shall be deemed to have been given upon the earlier of receipt or refusal.

(k) Non-waiver. No delay or failure by either party to exercise any right under this Agreement, and no partial or single exercise of that right, shall constitute a waiver of that or any other right.

(l) Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

(m) Amendment. No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties. No waiver of any provision contained in this Agreement shall be effective unless it is in writing and signed by the party against whom such waiver is asserted

(n) Seal. The parties hereto intend this Agreement to have the effect of an agreement executed under the seal of each.

(o) Purpose. The primary purpose of this Agreement is to provide certain death benefits to the Insured as a member of a select group of management or highly compensated employees of the Bank.

(p) The parties do not intend that any amounts payable under this Agreement will be subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement shall be interpreted and administered in accordance with such intention. Notwithstanding the foregoing, the Bank may amend, modify or terminate this Agreement (and may do so retroactively) without the consent and or approval of the Insured or any beneficiary of the Insured if such amendment, modification or termination is necessary to either make this Agreement not subject to Code Section 409A, or to ensure compliance with Code Section 409A or in order to avoid the application of any penalties that may be imposed upon the Insured and any beneficiary of the Insured pursuant to the provisions of Code Section 409A. Notwithstanding the foregoing, Insured understands and agrees that he bears the entire risk of any adverse federal, state or local tax consequences and penalty taxes which may result from payment on a basis contrary to the provisions of Code Section 409A or comparable provisions of any applicable state or local income tax laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Execution Date.

CALIFORNIA Bank OF COMMERCE

By	/s/ Steven E. Shelton
Its	President and CEO
Date

INSURED: Thomas A. Sa

/s/ Thomas A. Sa
Date	2/5/2020

EXHIBIT A

TO THE

CALIFORNIA BANK OF COMMERCE

SPLIT-DOLLAR AGREEMENT

(By and Between California Bank of Commerce and Thomas A. Sa)

Carrier & Policy Information:

Carrier	Policy Number

EXHIBIT B

BENEFICIARY DESIGNATION FORM

FOR THE

CALIFORNIA BANK OF COMMERCE

SPLIT-DOLLAR AGREEMENT

(By and Between California Bank of Commerce and Thomas A. Sa)

**NOTE: Because certain states have laws impacting beneficiary designations in the event of a divorce, a new form should be completed upon divorcing. In addition, in order to guarantee that the intended Beneficiary(ies) receive amounts owing, a new beneficiary designation form should be submitted whenever there is a significant life event, such as a birth, marriage, separation, divorce, or death of intended beneficiary.

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion of this form.)

A.	Person(s) as a Primary Designation:
(Please indicate the percentage for each beneficiary.)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of ______________________________________ as set forth in the last will and testament dated the _____ day of _____________, _____ and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust: ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

___________________________________________________________________________

___________________________________________________________________________

Is this an Irrevocable Life Insurance Trust? ________ Yes ________ No

(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:
(Please indicate the percentage for each beneficiary.)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

Name___________________________________	Relationship___________________ / _______%

Address:
	(Street)	(City)	(State)	(Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of _____________________________________ as set forth in my last will and testament dated the _____ day of ___________, _____ and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust: ____________________________________________________________

Execution Date of the Trust: _____ / _____ / _________

Name of the Trustee: __________________________________________________________

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

___________________________________________________________________________

___________________________________________________________________________

All sums payable under the Split-Dollar Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until I notify the bank in writing.

Insured	Date

NOTE*** IF YOU RESIDE IN A COMMUNITY PROPERTY STATE (ARIZONA, CALIFORNIA, IDAHO, LOUISIANA, NEVADA, NEW MEXICO, TEXAS, WASHINGTON OR WISCONSIN), AND YOU ARE DESIGNATING A BENEFICIARY OTHER THAN YOUR SPOUSE, THEN IT IS RECOMMENDED THAT YOUR SPOUSE ALSO SIGN THE BENEFICIARY DESIGNATION FORM.

I am aware that my spouse, the above-named Insured has designated someone other than me to be the beneficiary and waive any rights I may have to the proceeds of such insurance under applicable community property laws. I understand that this consent and waiver supersedes any prior spousal consent or waiver under this plan and that it only applies to this Beneficiary Designation Form.

Spouse Signature:	Date:

Witness (other than insured):___________________________

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